Debt	9 Months Ended
Sep. 30, 2019
Debt Disclosure [Abstract]
Debt

Note 5 – Debt

Line of Credit Agreements

On September 20, 2019, we entered into two separate Line of Credit Agreements (“LOC Agreements”) with DKBK Enterprises, LLC (“DKBK”) and current shareholder CorLyst, LLC (“CorLyst”), both related parties (“Lenders”), which provide a revolving commitment of up to $700,000 each ($1.4 million total). Under the LOC Agreements, all funds borrowed will bear an 8% annual interest rate. The lenders have the right to convert all or any portion of the debt and interest into shares of our common stock at a conversion price equal to the lower of (i) $2.04 per share, (ii) a price per share equal to a 10% discount to the pre-money valuation of a Qualified Financing or an Equity State Transaction, or (iii) at an adjusted price; all as defined in the 8% Senior Note agreement. The lenders will also receive stock purchase warrants on a 1:1 basis to the number of shares of common stock received that have an exercise price equal to the greater of (i) the closing price of our common stock on the date of conversion or (ii) $2.72 per share. Our Chief Executive Officer (CEO) is also the Chief Executive Officer and Managing Member of both Lenders. CorLyst beneficially owns 6,859,527 shares of Processa common stock, representing approximately 17.7% of the Company’s outstanding shares of voting capital stock.

We have not drawn any amounts under these LOC agreements.

Senior Convertible Notes

At September 30, 2019 and December 31, 2018, we had $0 and $230,000 of Senior Convertible Notes outstanding. The $230,000 outstanding at December 31, 2018 were held by Canadian investors that, although qualifying for automatic and mandatory conversion, could not be converted until the Alberta Securities Commission released us from a cease trade order, which predated our merger with HeatWurx, and permitted us to issue common stock units (consisting of shares of our common stock and stock purchase warrants) to these Canadian investors. In June 2019, the Alberta Securities Commission released the cease trade order and assessed us a $10,000 fine, which was expensed. On July 2, 2019, we converted the principal and related accrued interest of $258,930 into 126,741 shares of common stock and 126,741 stock purchase warrants.

We are currently in the process of raising additional funds through the private sale of 8% Senior Convertible Notes (“8% Senior Notes”) to accredited investors. As of November 5, 2019, we have received into escrow $745,000 from the sale of 8% Senior Notes. We have not recorded these amounts in the accompanying condensed consolidated financial statements at September 30, 2019 since these investors, in connection with the revision of our agreement with PoC Capital and our entering into the LOC agreements, had the opportunity through October 18, 2019 to rescind their investment. No investors indicated their plan to rescind any investment and we plan to close the escrow account in the fourth quarter of 2019, at which time we will record the proceeds.